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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               December 14, 1999
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                Community Trust Financial Services Corporation
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            (Exact name of registrant as specified in its charter)



           Georgia                     0-19030                58-1856582
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                         Identification No.)



      3844 Atlanta Highway, Hiram, Georgia                     30141
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    (Address of principal executive offices)                 (Zip Code)




Registrant's telephone number, including area code        (770) 445-1014
                                                    --------------------------




                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
---------------------

     On December 14, 1999, the board of directors of Community Trust Financial Services Corporation declared a two-for-one stock dividend to be paid on January 28th, 2000, to shareholders on record as of January 18th, 2000.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         Community Trust Financial Services Corporation



December 16, 1999        /s/Ronnie Austin
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Date                     By: Ronnie Austin
                         Title: President